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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    April 20, 1999
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                        Physicians Resource Group, Inc.
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            (Exact name of registrant as specified in its charter)



          Delaware                   1-13778              76-0456864
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(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)        Identification No.)




               14800 Landmark Blvd., Suite 500, Dallas, TX 75240
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             (Address of principal executive offices)  (Zip Code)



 Registrant's telephone number, including area code        (972) 892-7200
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Item 5.  Other Events.



On April 20, 1999, Robert Alpert, a stockholder of Physicians Resource Group, Inc. (the "Company") filed in the state district court of Harris County, Texas a derivative lawsuit on behalf of the Company (the "Suit"). The Suit names David Meyer, M.D. and Lucius E. Burch, III as defendants. Claims set forth in the pleadings include claims that the Company's Board of Directors is improperly constituted and claims that the Company's previously announced restructuring activities are not in the best interests of the Company and its stockholders. Relief sought includes (i) a request that the Court compel a special meeting of stockholders to allow the election of new directors of the Company, (ii) a request for an injunction seeking to enjoin the Company from pursuing its previously announced restructuring activities and (iii) payment of damages by Dr. Meyer and Mr. Burch to the Company.



A copy of the pleadings filed in the Suit are filed as an exhibit to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits.



(c) Exhibits



Exhibit No.         Description                         Reference
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99.1                Plaintiff's Original Petition       Filed herewith
                    for Injunction and Damages
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PHYSICIANS RESOURCE GROUP, INC.



Date:   April 29, 1999              By:   /s/ Michael Yeary
                                        --------------------------------
                                          Michael Yeary, President